MERRILL LYNCH
HIGH INCOME
MUNICIPAL BOND
FUND, INC.


[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
February 28, 1997


Officers and Directors

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch High Income Municipal Bond Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.


Merrill Lynch High Income
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                            #11677-- 2/97



Merrill Lynch High Income Municipal Bond Fund, Inc.

DEAR SHAREHOLDER

For the six-month period ended February 28, 1997, Merrill Lynch High Income Municipal Bond Fund, Inc. earned $0.321 per share income dividends, representing a net annualized yield of 5.81%, based on a month-end per share net asset value of $11.15. Over the same period, the Fund's total investment return was +5.25%, based on a change in per share net asset value from $10.94 to $11.15, and assuming reinvestment of $0.328 per share income dividends and $0.032 per share capital gains distributions.

For the three-month period ended February 28, 1997, the Fund's total investment return was +1.25%, based on a change in per share net asset value from $11.21 to $11.15, and assuming reinvestment of $0.167 per share income dividends and $0.032 per share capital gains distributions.

The Municipal Market Environment
During the three-month period ended February 28, 1997, long-term municipal revenue bond yields rose moderately. As measured by the Bond Buyer Revenue Index, A-rated, uninsured tax-exempt revenue bond yields increased approximately 15 basis points (0.15%) to 5.93%. During December 1996 and January 1997, evidence for continued strong economic growth increased inflationary fears and pushed fixed-income interest rates higher. Long-term tax-exempt bond yields rose to approximately 6% at the end of January 1997 before slightly declining during February. US Treasury bond yields followed a similar pattern, but exhibited far greater volatility. By late January 1997, US Treasury bond yields rose approximately 60 basis points (0.60%) to approximately 6.95% before falling modestly to end the February quarter at 6.80%. In total, US Treasury bond yields increased 45 basis points during the February quarter, while municipal bond yields rose less than 15 basis points.

The municipal bond market's ability to withstand the pressure of higher bond yields in recent months was mainly the result of a continued strong technical position. During the six months ended February 28, 1997, approximately $100 billion in new long-term municipal securities was issued, essentially unchanged from issuance of a year earlier. Approx-imately $45 billion in tax-exempt bonds was issued during the quarter ended February 28, 1997, representing a decline of approximately 8% compared to the quarter ended February 29, 1996. This declining trend has been even more pronounced thus far in 1997. During January and February 1997, slightly over $21 billion in new long-term municipal bonds was underwritten, a decline of over 15% from the first two months of 1996.

While the recent demand for long-term tax-exempt bonds has not been overwhelming, it was more than adequate to prevent the more significant yield increases seen in the taxable bond markets. In early January 1997, long-term investors did receive over $20 billion in coupon income, bond maturities and proceeds from early redemptions. Much of these monies, despite the continued lure of the equity market, was reallocated to the municipal bond market. Continued strong demand from certain insurance companies generated considerable scarcity of higher-rated tax-exempt bonds in the 15-year -- 20-year maturity sector. Additionally, the increasingly short supply of attractively priced municipal securities in the 25-year -- 30-year maturity sector prevented many institutional investors from raising large cash reserve positions. Scarce supply made the reinvestment of such positions uncertain and, given increased market volatility, the timing of such reinvestment became even more problematic.

Looking forward, the supply of new bond issuance of 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion -- $175 billion range. Investor demand is also expected to regain some of its former strength with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion -- $185 billion range. This overall balance suggests that the positive technical backdrop enjoyed in 1996 may continue in 1997. The near-term direction of interest rates remains uncertain. Recent renewed economic growth has not yet resulted in renewed inflationary pressures. The interest rate volatility seen in recent months, however, is likely to continue until either the rate of recent economic growth declines or the Federal Reserve Board raises interest rates to restrict further growth. The tax-exempt bond market's technical position, however, is likely to be strong enough for much of 1997 to continue to dampen much of this interest rate volatility. This suggests that municipal bond yields may continue to trade in a relatively narrow range, rewarding neither an overly aggressive nor defensive portfolio strategy.

Portfolio Strategy
During the quarter ended February 28, 1997, the volatility experienced in the long-term Treasury securities market contrasted sharply with the minimal impact felt in the high-yield tax-exempt market. Lower and nonrated municipal bonds tend to respond in muted fashion to fluctuations in the overall level of long-term interest rates. This characteristic was clearly demonstrated in the relatively stable net asset value exhibited by Merrill Lynch High Income Municipal Bond Fund, Inc. during the quarter ended February 28, 1997. Our efforts reflect the continuation of our strategy to extend the portfolio's average call protection through an ongoing search for high-yield products with reasonable upside potential. Four separate high-yield issues totaling $10.5 million par value were purchased by the Fund during the quarter, bearing an average weighted yield of 8.19%. Funding of these purchases came from the sale of some of the portfolio's seasoned holdings which were recently advance refunded to an early call date. By locking in a substantial premium on the existing holdings, the proceeds can then be used to purchase a proportionately greater par value of new bonds. This limits the yield impact, extends call protection and provides an opportunity for enhanced total return with the new holding.

Going forward, we expect the high-yield tax-exempt market will continue to be characterized by surplus demand chasing a shortage of available products. Supply is not expected to vary significantly from recent quarters. We expect our strategy to remain unchanged for some time as the high-yield market provides relatively few opportunities to successfully accomplish our objective. We do anticipate closing on a few transactions within the next few weeks, and we look forward to updating shareholders in our upcoming May quarterly report.

In Conclusion
We appreciate your investment in Merrill Lynch High Income Municipal Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/KENNETH A. JACOB
Kenneth A. Jacob
Vice President and Portfolio Manager

/S/THEODORE R. JAECKEL JR.
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

March 26, 1997



Merrill Lynch High Income Municipal Bond Fund, Inc.   February 28, 1997


SCHEDULE OF INVESTMENTS

                      S&P        Moody's       Face                                                                     Value
State               Ratings      Ratings      Amount                           Issue                                  (Note 1a)

Alabama -- 1.3%      B+            NR*         $1,000   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                                        American Project), 8% due 4/01/2009                             $1,081
                     BBB-          Baa3         1,500   Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding
                                                        Bonds (Mobile Energy Services Company Project), 6.95% due
                                                        1/01/2020                                                        1,592

Arizona -- 0.6%      NR*           NR*          1,235   Pima County, Arizona, IDA, Revenue Bonds (La Hacienda
                                                        Project), 9.50% due 12/01/2016                                   1,254

California -- 2.4%   BBB-          Baa         10,000   Foothill/Eastern Transportation Corridor Agency, California,
                                                        Toll Road Revenue Bonds (Senior Lien), Series A, 6.50%** due
                                                        1/01/2028                                                        1,424
                     NR*           NR*          1,500   Long Beach, California, Redevelopment Agency, M/F Housing
                                                        Revenue Bonds (Pacific Court Apartments), AMT, Issue B,
                                                        6.80% due 9/01/2013                                                975
                     NR*           NR*         12,000   San Joaquin Hills, California, Transportation Corridor Agency,
                                                        Toll Road Revenue Bonds (Senior Lien), 6.425%** due 1/01/2022    2,564

Colorado -- 4.8%     NR*           NR*          1,700   Colorado Postsecondary Educational Facilities Authority
                                                        Revenue Bonds (Colorado Ocean Journey Inc. Project),
                                                        8.30% due 12/01/2017                                             1,713
                                                        Denver, Colorado, City and County Airport Revenue Bonds:
                     BBB           Baa            900   AMT, Series A, 8% due 11/15/2025                                 1,005
                     BBB           Baa          2,000   AMT, Series D, 7.75% due 11/15/2013                              2,406
                     AAA           Baa          1,500   Series A, 7.25% due 11/15/2002 (d)                               1,730
                     AAA           NR*            500   Series A, 7.25% due 11/15/2002 (d)                                 577
                     NR*           NR*          2,000   Mountain Village Metropolitan District, Colorado, Refunding
                                                        Bonds (San Miguel County), UT, 8.10% due 12/01/2011              2,227

Connecticut -- 1.0%  NR*           B1           1,895   New Haven, Connecticut, Facilities Revenue Bonds (Hill Health
                                                        Corporation Project), 9.25% due 5/01/2017                        2,050

District of          B-            NR*          2,000   District of Columbia, COP, 7.30% due 1/01/2013                   2,111
Columbia -- 1.0%

Florida --1.1%       NR*           NR*          1,000   Arbor Greene, Florida, Community Development District,
                                                        Special Assessment Revenue Bonds, 7.60% due 5/01/2018            1,008
                     BB+           NR*            960   Jacksonville, Florida, Port Authority, IDR, Refunding (United
                                                        States Gypsum Corporate Project), 7.25% due 10/01/2014           1,022
                     A1            VMIG1+         300   Pinellas County, Florida, Health Facilities Authority, Revenue
                                                        Refunding Bonds (Pooled Hospital Loan Program), DATES,
                                                        3.40% due 12/01/2015 (a)                                           300

Georgia -- 3.6%      NR*           NR*          2,480   Atlanta, Georgia, Urban Residential Finance Authority, College
                                                        Facilities Revenue Bonds (Morris Brown College Project),
                                                        9.50% due 12/01/2001 (d)                                         3,061
                     NR*           NR*          1,975   Atlanta, Georgia, Urban Residential Finance Authority, M/F
                                                        Housing Mortgage Revenue Bonds (Northside Plaza Apartments
                                                        Project), 9.75% due 11/01/2020                                   2,152
                     NR*           NR*          2,000   Hancock County, Georgia, COP, 8.50% due 4/01/2015                2,175

Hawaii -- 1.0%       AA+           NR*          1,750   Hawaii State Department of Budget and Finance, Special
                                                        Purpose Mortgage Revenue Bonds (Citizens Utility Company),
                                                        RIB, Series 91-B, 9.436% due 11/01/2021 (g)                      1,949

Illinois -- 6.3%     BB+           Baa2         4,000   Chicago, Illinois, O'Hare International Airport, Special
                                                        Facilities
                                                        Revenue Refunding Bonds (American Airlines Inc. Project),
                                                        8.20% due 12/01/2024                                             4,721
                     NR*           NR*          3,195   Illinois Development Finance Authority, Primary Health Care
                                                        Centers Facilities, Acquisition Program Revenue Bonds,
                                                        7.75% due 12/01/2016                                             3,224
                     NR*           NR*          2,000   Illinois Educational Facilities Authority Revenue Bonds
                                                        (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (d)    2,408
                     NR*           Baa1         1,250   Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                                        Hospital Project), 6.75% due 3/01/2024                           1,291
                     BBB           NR*          1,000   Lansing, Illinois, Tax Increment Revenue Refunding Bonds
                                                        (Sales Tax-Landings Redevelopment), 7% due 12/01/2008            1,099

Indiana -- 1.8%      A             NR*          1,500   Indiana Bond Bank, Special Hospital Program Revenue Bonds
                                                        (Hendricks Community Hospital), Series A, 7.125% due 4/01/2013   1,639
                     NR*           NR*          2,000   Wabash, Indiana, Solid Waste Disposal Revenue Bonds
                                                        (Jefferson Smurfit Corporation Project), AMT, 7.50% due
                                                        6/01/2026                                                        2,101

Iowa -- 0.9%         NR*           NR*          1,500   Iowa Finance Authority, Health Care Facilities Revenue
                                                        Refunding Bonds (Care Initiatives Project), 9.25% due 7/01/2025  1,759

Kentucky -- 2.3%     AAA           Aaa          4,000   Louisville, Kentucky, Hospital Revenue Bonds, INFLOS,
                                                        9.349% due 10/01/2014 (b)(g)                                     4,600

Louisiana -- 4.1%    NR*           Baa2         3,500   Lake Charles, Louisiana, Harbor and Terminal District,
                                                        Port Facilities Revenue Refunding Bonds (Trunkline LNG
                                                        Company Project), 7.75% due 8/15/2022                            3,975
                     BBB+          A            1,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds
                                                        (Woman's Hospital Foundation Project), 7.25% due 10/01/2022      1,068
                     BB            NR*          3,000   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                                        Grain Company Project), 7.50% due 7/01/2013                      3,232

Massachusetts --     NR*           NR*          1,145   Boston, Massachusetts, Industrial Development Financing
8.2%                                                    Authority, Solid Waste Disposal Facility Revenue Bonds
                                                        (Jet-A-Way Project), AMT, 10.50% due 1/01/2011                   1,296
                     NR*           Ba             530   Lawrence, Massachusetts, GO, 9.875% due 12/15/1998                 576
                                                        Massachusetts State Health and Educational Facilities
                                                        Authority Revenue Bonds:
                     NR*           B            1,810   (New England Memorial Hospital Project), Series C,
                                                        7% due 4/01/2014                                                 1,656
                     NR*           NR*            605   (North Adams Regional Hospital), Issue B, 8% due 7/01/1998         625
                     NR*           B            3,000   Refunding (New England Memorial Hospital), Series B,
                                                        6.125% due 7/01/2013                                             2,445
                                                        Massachusetts State Industrial Finance Agency Revenue Bonds:
                     NR*           B1           1,675   (Bay Cove Human Services Inc.), 8.375% due 4/01/2019             1,826
                     BBB           Ba1          1,600   (Vinfen Corporation), 7.10% due 11/15/2018                       1,679
                     NR*           NR*          1,000   Massachusetts State Industrial Finance Agency, Solid Waste
                                                        Disposal Revenue Bonds (Molten Metal Technology Project),
                                                        8.25% due 8/01/2014                                              1,057
                     NR*           NR*          5,000   Massachusetts State Port Authority, Special Project Revenue
                                                        Bonds (Harborside Hyatt Project), AMT, 10% due 3/01/2026         5,587

Michigan -- 1.6%     AA            Aa2          1,500   Michigan State Hospital Finance Authority, Revenue Refunding
                                                        Bonds (Henry Ford Health Systems), Series A, 5.25% due
                                                        11/15/2025                                                       1,399
                     NR*           P1           1,900   Michigan State Strategic Fund, PCR, Refunding (Consumers
                                                        Power Project), VRDN, Series A, 3.40% due 4/15/2018 (a)          1,900

Missouri -- 5.2%     BBB-          NR*          2,830   Joplin, Missouri, IDA, Hospital Facilities Revenue Refunding
                                                        and Improvement Bonds (Tri-State Osteopathic Project), 8.25%
                                                        due 12/15/2014                                                   3,062
                                                        Missouri Health and Educational Facilities Authority Revenue
                                                        Bonds (Southwest Baptist University Project):
                     BB            NR*            905   9.50% due 10/01/2001                                               972
                     BB            NR*          3,690   9.50% due 10/01/2011                                             4,318
                     AAA           Aaa          2,000   Phelps County, Missouri, Hospital Revenue Bonds (Phelps
                                                        County Regional Medical Center), 8.30% due 3/01/2000 (d)         2,259

New Hampshire --     BB-           NR*          3,500   New Hampshire State Business Finance Authority,
1.8%                                                    Pollution Control and Solid Waste Revenue Refunding Bonds
                                                        (Crown Paper Company Project), 7.75% due 1/01/2022               3,685

New Jersey -- 11.6%                                     Camden County, New Jersey, Improvement Authority, Lease
                                                        Revenue Bonds (Holt Hauling & Warehousing), Series A:
                     NR*           NR*          4,600   9.625% due 1/01/2011                                             4,992
                     NR*           NR*          2,000   9.875% due 1/01/2021                                             2,189
                     BB            Ba           4,000   Camden County, New Jersey, Pollution Control Financing
                                                        Authority, Solid Waste Resource Recovery Revenue Bonds,
                                                        Series D, 7.25% due 12/01/2010                                   4,122
                     NR*           NR*          1,500   New Jersey, EDA, IDR, Refunding (Newark Airport Marriott
                                                        Hotel), 7% due 10/01/2014                                        1,553
                                                        New Jersey Health Care Facilities Financing Authority
                                                        Revenue Bonds:
                     NR*           NR*          4,725   (Riverwood Center Issue), Series A, 9.90% due 7/01/2021          5,261
                     AAA           Aaa          4,700   (Saint Elizabeth Hospital), Series B, 8.25% due 7/01/2000 (d)    5,359

New York -- 7.8%                                        New York City, New York, GO, UT, Series C, Sub-Series C-1:
                     BBB+          Aaa          1,795   7.50% due 8/01/2002 (d)                                          2,074
                     BBB+          Baa1         3,465   7.50% due 8/01/2021                                              3,823
                     NR*           NR*          2,500   New York City, New York, IDA, Revenue Bonds (Visy Paper Inc.
                                                        Project), AMT, 7.95% due 1/01/2028                               2,696
                                                        Port Authority of New York and New Jersey, Special Obligation
                                                        Revenue Bonds (Special Project-KIAC), AMT, Series 4:
                     NR*           NR*          1,000   3rd Installment, 7% due 10/01/2007                               1,077
                     NR*           NR*          2,750   5th Installment, 6.75% due 10/01/2019                            2,817
                                                        Utica, New York, Public Improvement Bonds, UT:
                     CCC           B              635   8.50% due 8/15/2007                                                665
                     CCC           B              635   8.50% due 8/15/2008                                                666
                     CCC           B              500   8.50% due 8/15/2009                                                523
                     CCC           B              500   8.50% due 8/15/2010                                                523
                     CCC           B              500   8.50% due 8/15/2011                                                521
                     CCC           B              500   8.50% due 8/15/2012                                                521

Ohio -- 1.0%         AAA           Aaa          1,900   Ohio, HFA, S/F Mortgage Revenue Bonds, RIB, AMT, Series A-2,
                                                        9.943% due 3/24/2031 (c)(g)                                      2,076

Oklahoma -- 0.5%     BB+           NR*            985   Blaine County, Oklahoma, Industrial Authority, IDR (United
                                                        States Gypsum Corp. Project), 7.25% due 10/01/2010               1,041

Oregon -- 1.6%       NR*           NR*          1,000   Western Generation Agency, Oregon, Cogeneration Project
                                                        Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                                        7.40% due 1/01/2016                                              1,051
                     B+            NR*          1,955   Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                                        Corporate Project), 8% due 12/01/2003                            2,128

Pennsylvania
-- 12.4%             NR*           NR*          2,000   Lehigh County, Pennsylvania, General Purpose Authority
                                                        Revenue Bonds (Wiley House Kids Peace), 8.75% due 11/01/2014     2,081
                     BBB-          NR*          5,000   McKean County, Pennsylvania, Hospital Authority Revenue
                                                        Bonds (Bradford Hospital Project), 8.875% due 10/01/2020         5,794
                                                        Montgomery County, Pennsylvania, IDA, Revenue Bonds:
                     NR*           Ba3          3,400   (Pennsburg Nursing and Rehabilitation Center), 7.625%
                                                        due 7/01/2018                                                    3,519
                     NR*           NR*          1,500   Refunding (1st Mortgage-Meadowood Corporation Project),
                                                        Series A, 10.25% due 12/01/2020                                  1,652
                     NR*           NR*          2,000   Pennsylvania Economic Development Financing Authority, IDR
                                                        (GEHL Company Inc. Project), AMT, Series F, 9% due 9/01/2010     2,184
                     NR*           NR*          5,000   Pennsylvania Economic Development Financing Authority,
                                                        Recycling Revenue Bonds (Ponderosa Fibres Project),
                                                        AMT, Series A, 9.25% due 1/01/2022                               4,478
                     NR*           NR*          5,000   Philadelphia, Pennsylvania, Authority for IDR, Refunding
                                                        (Commercial Development Philadelphia Airport), AMT,
                                                        7.75% due 12/01/2017                                             5,410

Rhode Island
-- 1.3%              BBB+          NR*          1,500   Rhode Island State Health and Educational Building
                                                        Corporation, Hospital Financing Revenue Bonds (South
                                                        County Hospital), 7.25% due 11/01/2001 (d)                       1,677
                     NR*           Baa            875   West Warwick, Rhode Island, GO, UT, Series A, 6.80% due
                                                        7/15/1998                                                          896

Texas -- 8.8%        BB+           Baa2         3,000   Dallas-Fort Worth, Texas, International Airport Facilities
                                                        Improvement Corporation Revenue Bonds (American
                                                        Airlines, Inc.), AMT, 7.25% due 11/01/2030                       3,229
                     A1+           NR*          3,800   Harris County, Texas, Health Facilities Development
                                                        Corporation, Hospital Revenue Bonds (Methodist Hospital),
                                                        VRDN, 3.45% due 12/01/2025 (a)                                   3,800
                     BB            Ba1          4,805   Jefferson County, Texas, Health Facilities Development
                                                        Corporation, Hospital Revenue Bonds (Baptist Healthcare
                                                        System Project), 8.875% due 6/01/2021                            5,071
                     BB            Ba           3,270   Odessa, Texas, Junior College District, Revenue Refunding
                                                        Bonds, Series A, 8.125% due 12/01/2018                           3,530
                     NR*           NR*          1,845   Swisher County, Texas, Jail Facilities Financing Corporation
                                                        Revenue Bonds (Criminal Detention Center), 9.75% due
                                                        8/01/2009 (f)                                                       --
                     BBB           Baa2         1,000   West Side Calhoun County, Texas, Navigation District,
                                                        Solid Waste Disposal Revenue Bonds (Union Carbide Chemicals
                                                        and Plastics), AMT, 8.20% due 3/15/2021                          1,115
                     AAA           Aaa          2,840   Ysleta, Texas, Independent School District Refunding Bonds, UT,
                                                        5.70%** due 8/15/2013                                            1,131

Utah -- 1.7%         AAA           Aaa          3,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                                        (IHC Hospitals, Inc.), INFLOS, 9.743% due 5/15/2020 (e)(g)       3,499

Vermont -- 0.8%      NR*           NR*          1,500   Vermont Educational and Health Buildings Financing Agency
                                                        Revenue Bonds (College of Saint Joseph's Project), 8.50%
                                                        due 11/01/2024                                                   1,648

Virginia -- 1.9%     NR*           NR*          2,000   Pittsylvania County, Virginia, IDA, Multi-Trade Revenue Bonds,
                                                        AMT, Series A, 7.50% due 1/01/2014                               2,118
                     AAA           Aaa          2,000   Upper Occoquan, Virginia, Sewer Authority, Regional Sewer
                                                        Revenue Bonds, Series A, 4.75% due 7/01/2029 (b)                 1,734

Total Investments (Cost -- $185,174) -- 98.4%                                                                          200,079

Other Assets Less Liabilities -- 1.6%                                                                                    3,238
                                                                                                                      --------
Net Assets -- 100.0%                                                                                                  $203,317
                                                                                                                      ========
(a)   The interest rate is subject to change periodically based upon prevailing market rates.
      The interest rate shown is the rate in effect at February 28, 1997.
(b)   MBIA Insured.
(c)   GNMA Collateralized.
(d)   Prerefunded.
(e)   AMBAC Insured.
(f)   Non-income producing security.
(g)   The interest rate is subject to change periodically and inversely based upon prevailing market rates.
      The interest rate shown is the rate in effect at February 28, 1997.
*     Not Rated.
**    Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch High Income Municipal Bond
Fund, Inc.'s portfolio holdings in the Schedule of Investments,we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DATES   Daily Adjustable Tax-Exempt Securities
EDA     Economic Development Authority
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
INFLOS  Inverse Floating Rate Municipal Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1997

Assets:             Investments, at value (identified cost -- $185,173,930) (Note 1a)                   $200,079,129
                    Cash                                                                                      30,541
                    Receivables:
                    Interest                                                           $  3,735,547
                    Capital shares sold                                                     146,548        3,882,095
                                                                                       ------------
                    Prepaid registration fees and other assets (Note 1e)                                       9,941
                                                                                                        ------------
                    Total assets                                                                         204,001,706
                                                                                                        ------------

Liabilities:        Payables:
                    Dividends to shareholders (Note 1f)                                     326,414
                    Investment adviser (Note 2)                                             149,365
                    Administration (Note 2)                                                  39,306          515,085
                                                                                       ------------
                    Accrued expenses and other liabilities                                                   169,739
                                                                                                        ------------
                    Total liabilities                                                                        684,824
                                                                                                        ------------

Net Assets:         Net assets                                                                          $203,316,882
                                                                                                        ============

Net Assets          Common stock, $.10 par value, 200,000,000 shares authorized                         $  1,824,159
Consist of:         Paid-in capital in excess of par                                                     187,126,328
                    Accumulated realized capital losses on investments -- net                               (538,804)
                    Unrealized appreciation on investments -- net                                         14,905,199
                                                                                                        ------------
                    Net assets -- Equivalent to $11.15 per share based on
                    18,241,589 shares of capital outstanding                                            $203,316,882
                                                                                                        ============





Statement of Operations

                                                                                For the Six Months Ended
                                                                                       February 28, 1997

Investment Income   Interest and amortization of premium and discount earned            $  7,360,915
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                        958,190
                    Administrative fees (Note 2)                                             252,155
                    Transfer agent fees (Note 2)                                              64,351
                    Advertising                                                               32,994
                    Printing and shareholder reports                                          32,968
                    Accounting services (Note 2)                                              30,134
                    Registration fees (Note 1e)                                               29,043
                    Professional fees                                                         25,131
                    Listing fees                                                              18,315
                    Directors' fees and expenses                                              12,697
                    Custodian fees                                                            10,110
                    Pricing services                                                           7,224
                    Other                                                                      3,478
                                                                                        ------------
                    Total expenses                                                         1,476,790
                                                                                        ------------
                    Investment income -- net                                               5,884,125
                                                                                        ------------

Realized &          Realized gain on investments -- net                                    1,481,956
Unrealized          Change in unrealized appreciation on investments -- net                2,940,338
Gain on                                                                                 ------------
Investments -- Net  Net Increase in Net Assets Resulting from Operations                $ 10,306,419
(Notes 1b, 1d & 3):                                                                     ============

See Notes to Financial Statements.





Statements of Changes in Net Assets

                                                                                 For the Six             For the
                                                                                Months Ended          Year Ended
Increase (Decrease) in Net Assets:                                             Feb. 28, 1997       Aug. 31, 1996

Operations:         Investment income -- net                                    $  5,884,125        $ 11,898,053
                    Realized gain on investments -- net                            1,481,956           1,967,290
                    Change in unrealized appreciation on investments -- net        2,940,338          (2,408,692)
                                                                                ------------        ------------
                    Net increase in net assets resulting from operations          10,306,419          11,456,651
                                                                                ------------        ------------

Dividends &         Investment income -- net                                      (5,884,125)        (11,898,053)
Distributions       Realized gain on investments -- net                             (680,014)                 --
To Shareholders                                                                 ------------        ------------
(Note 1f):          Net decrease in net assets resulting from dividends
                    and distributions to shareholders                             (6,564,139)        (11,898,053)
                                                                                ------------        ------------
Capital Share       Net increase in net assets derived from capital
Transactions        shares transactions                                               22,173           1,418,958
(Note 4):                                                                       ------------        ------------

Net Assets:         Total increase in net assets                                   3,764,453             977,556
                    Beginning of period                                          199,552,429         198,574,873
                                                                                ------------        ------------
                    End of period                                               $203,316,882        $199,552,429
                                                                                ============        ============





Financial Highlights

The following per share data and ratios have been derived         For the Six
from information provided in the financial statements.           Months Ended
                                                                   Feb. 28,              For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                              1997         1996        1995          1994        1993

Per Share            Net asset value, beginning of period       $    10.94    $    10.97   $    10.92   $    11.44    $    10.74
Operating                                                       ----------    ----------   ----------   ----------    ----------
Performance:         Investment income -- net                          .32           .66          .65          .65           .68
                     Realized and unrealized gain (loss) on
                     investments -- net                                .25          (.03)         .23         (.45)          .75
                                                                ----------    ----------   ----------   ----------    ----------
                     Total from investment operations                  .57           .63          .88          .20          1.43
                                                                ----------    ----------   ----------   ----------    ----------
                     Less dividends and distributions:
                     Investment income -- net                         (.32)         (.66)        (.65)        (.65)         (.68)
                     Realized gain on investments -- net              (.04)           --         (.15)        (.07)         (.05)
                     In excess of realized gain on
                     investments -- net                                 --            --         (.03)          --            --
                                                                ----------    ----------   ----------   ----------    ----------
                     Total dividends and distributions                (.36)         (.66)        (.83)        (.72)         (.73)
                                                                ----------    ----------   ----------   ----------    ----------
                     Net asset value, end of period             $    11.15    $    10.94   $    10.97   $    10.92    $    11.44
                                                                ==========    ==========   ==========   ==========    ==========

Total Investment     Based on net asset value per share               5.25%++       5.81%        8.68%        1.75%        13.83%
Return:**                                                       ==========    ==========   ==========   ==========    ==========

Ratios to Average    Expenses, net of reimbursement                   1.46%*        1.50%        1.52%        1.48%         1.37%
Net Assets:                                                     ==========    ==========   ==========   ==========    ==========
                     Expenses                                         1.46%*        1.50%        1.52%        1.48%         1.47%
                                                                ==========    ==========   ==========   ==========    ==========
                     Investment income -- net                         5.83%*        5.90%        6.11%        5.81%         6.17%
                                                                ==========    ==========   ==========   ==========    ==========

Supplemental         Net assets, end of period (in thousands)     $203,317      $199,552     $198,575     $212,958      $216,922
                                                                ==========    ==========   ==========   ==========    ==========
                     Portfolio turnover                              15.30%        28.54%       21.28%       28.51%        28.74%
                                                                ==========    ==========   ==========   ==========    ==========

                     * Annualized.
                    ** Total investment returns exclude the effects of the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.
                    ++ Aggregate total investment return.

                       See Notes to Financial Statements.




Merrill Lynch High Income Municipal Bond Fund, Inc.    February 28, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(bullet) Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.95% of the Fund's average daily net assets.

The Fund also has entered into an Administrative Services Agreement with MLAM whereby the Fund pays a monthly fee at an annual rate of 0.25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the six months ended February 28, 1997, Merrill Lynch Funds
Distributor, Inc. ("MLFD") earned early withdrawal charges of $14,621 relating to the tender of the Fund's shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1997 were $30,123,007 and $34,468,904, respectively.

Net realized and unrealized gains as of February 28, 1997 were as follows:

                                    Realized             Unrealized
                                      Gains                 Gains

Long-term investments             $1,481,956            $14,905,199
                                  ----------            -----------
Total                             $1,481,956            $14,905,199
                                  ==========            ===========

As of February 28, 1997, net unrealized appreciation for Federal income tax purposes aggregated $14,905,199, of which $15,959,964 related to appreciated securities and $1,054,765 related to depreciated securities. The aggregate cost of investments at February 28, 1997 for Federal income tax purposes was $185,173,930.

4. Capital Shares Transactions:
Transactions in capital shares were as follows:

For the Six Months Ended                                  Dollar
February 28, 1997                    Shares               Amount

Shares sold                         811,059           $9,008,382
Shares issued to share-
holders in reinvestment of
dividends and distributions         237,329            2,635,620
                                 ----------           ----------
Total issued                      1,048,388           11,644,002
Shares tendered                  (1,040,769)         (11,621,829)
                                 ----------           ----------
Net increase                          7,619              $22,173
                                 ==========           ==========

For the Year Ended                                        Dollar
August 31, 1996                      Shares               Amount

Shares sold                       1,986,078          $21,952,170
Shares issued to share-
holders in reinvestment
of dividends                        435,140            4,809,103
                                 ----------           ----------
Total issued                      2,421,218           26,761,273
Shares tendered                  (2,283,709)         (25,342,315)
                                 ----------           ----------
Net increase                        137,509           $1,418,958
                                 ==========           ==========